UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2014
BioMed Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-32261 (BioMed Realty Trust, Inc.)	20-1142292 (BioMed Realty Trust, Inc.)
(State or Other Jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation)
17190 Bernardo Center Drive
San Diego, California 92128
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2014, the Board of Directors of BioMed Realty Trust, Inc. appointed Janice L. Sears to the Board, increasing the Board to ten members. A copy of the press release announcing Ms. Sears’ appointment is filed as Exhibit 99.1 hereto and incorporated herein by reference.
In connection with Ms. Sears’ appointment to the Board, she was granted 3,925 shares of restricted common stock under BioMed Realty’s 2004 Incentive Award Plan. The restricted stock was granted pursuant to the Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)     The following exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
10.1	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement under the 2004 Incentive Award Plan.(1)
99.1	Press release issued by BioMed Realty Trust, Inc. on April 9, 2014.
(1) Incorporated herein by reference to BioMed Realty Trust, Inc.'s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2014	BIOMED REALTY TRUST, INC.
By: /s/ Greg N. Lubushkin
Name: Greg N. Lubushkin Title: Chief Financial Officer